UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 2, 2010
Date of Report (Date of earliest event reported)

STRATEGIC AMERICAN OIL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53313	98-0454144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2015, 600 Leopard Street, Corpus Christi, Texas	78473
(Address of principal executive offices)	(Zip Code)

(361) 884-7474
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7   REGULATION FD

Item 7.01        Regulation FD Disclosure

On June 2, 2010, Strategic American Oil Corporation (the "Company") issued a news release announcing that it has completed leasing the DST prospect in the Illinois Basin. A copy of the news release is attached hereto as Exhibit 99.1.

SECTION 9   FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits

Exhibit                         Description
99.1                              News Release of Strategic American Oil Corporation dated June 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRATEGIC AMERICAN OIL CORPORATION
Date: June 2, 2010.	"Johnathan Lindsay" Name: Johnathan Lindsay Title: Secretary, Treasurer and Chief Financial Officer

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